Exhibit 99.1

Investor Update Q1 2020

2 Disclaimer: This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assi st interested parties in making their own evaluation with respect to a potential business combination between Open Lending, LLC (“O pen Lending”) and Nebula Acquisition Corporation (“Nebula”) and related transactions (the “Potential Business Combination”) and for no other purpose. This Presentation and an y o ral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to bu y, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potentia l B usiness Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any j uri sdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offer of securities shall be made except by means of a prospectu s m eeting the requirements of Section 10 of the Securities Act of 1933, as amended. This Presentation does not constitute either ad vice or a recommendation regarding any securities. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any ju risdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent pe rmitted by law in no circumstances will Nebula, or any of its respective subsidiaries, stockholders, affiliates, representati ves , partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentat ion , its contents (including the internal economic models), its omissions, reliance on the information contained within it, or o n o pinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publicatio ns and sources as well as from research reports prepared for other purposes. Neither Nebula nor Open Lending has independentl y v erified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are no t to construe its contents, or any prior or subsequent communications from or with Nebula or its representatives as investmen t, legal or tax advice. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Open Lending. R ecipients of this Presentation should each make their own evaluation of Open Lending and of the relevance and adequacy of the in formation and should make such other investigations as they deem necessary. Forward Looking Statements: Certain statements included in this Presentation are not historical facts but are forward - looking st atements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Fo rward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “pr edict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or t ren ds or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of other financ ial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or no t identified in this Presentation, and on the current expectations of Open Lending’s management and are not predictions of actual performance. These forward - looking statements are pr ovided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guara nte e, an assurance, a prediction or a definitive statement of fact or probability. Nothing in this Presentation should be construed as a profit forecast. Actual events and ci rcu mstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are be yon d the control of Open Lending. Some important factors that could cause actual results to differ materially from those in any forward - looking statements could include changes in domestic a nd foreign business, the potential effects of COVID - 19, market, financial, political and legal conditions. These forward - looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the Potential Business Combination, includin g t he risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that cou ld adversely affect the combined company or the expected benefits of the Potential Business Combination or that the approval of the stockholders and warrant holders of Nebula and/or the equity holders of Open Lending for the Potential Business Combination is not obtained; failure to realize the anticipated ben ef its of the Potential Business Combination, including as a result of a delay or difficulty in integrating the businesses of Nebula and Open Lending; the amount of redemption requests m ade by Nebula’s stockholders; the ability of Nebula or the combined company to issue equity or equity - linked securities or obtain d ebt financing in connection with the Potential Business Combination or in the future, and those factors discussed in Nebula’s final prospectus dated January 9, 2018 and Annual Repor t o n Form 10 - K for the fiscal year ended December 31, 2019 and the Registration Statement (as defined below), in each case, under t he heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If the risks materialize or our assumption s p rove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may b e additional risks that neither Nebula nor Open Lending presently know or that Nebula and Open Lending currently believe are immaterial that could also cause actual results to diffe r f rom those contained in the forward - looking statements. In addition, forward - looking statements reflect Nebula’s and Open Lending ’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Nebula and Open Lending anticipate that subsequent events and developments will ca use Nebula’s and Open Lending’s assessments to change. However, while Nebula and Open Lending may elect to update these forward - loo king statements at some point in the future, Nebula and Open Lending specifically disclaim any obligation to do so. These forward - looking statements should not be relied upo n as representing Nebula’s and Open Lending’s assessments as of any date subsequent to the date of this Presentation. Accordi ngl y, undue reliance should not be placed upon the forward - looking statements. Use of Projections: This Presentation contains financial forecast information with respect to Open Lending. Such financial fo rec ast information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of si gni ficant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation sh ould not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Important Information for Investors, Stockholders and Warrant holders In connection with the Potential Business Combination, Nebula Parent Corp. has filed a registration statement on Form S - 4, inclu ding a proxy statement/prospectus (the “Registration Statement”), with the SEC, which includes a preliminary proxy statement to be distributed to holders of Nebula’s common stock and warrants in connection with Nebula’s solicitation of proxies for the vote by Nebula’s stockholders and warrant holders with r esp ect to the Potential Business Combination and other matters as described in the Registration Statement and a prospectus relat ing to the offer of the securities to be issued to Open Lending’s stockholders in connection with the Potential Business Combination. After the Registration Statement has been decla red effective, Nebula will mail a definitive proxy statement/prospectus, when available, to its stockholders and warrantholders. In vestors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when the y become available, carefully and in their entirety because they contain important information about Nebula, Open Lending and th e Potential Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/pros pec tus (when available) and other documents filed with the SEC by Nebula through the website maintained by the SEC at http://www .se c.gov, or by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2350, San Francisco, CA 94111. Non - GAAP Financial Measures: The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differ ently in, any proxy statement or registration statement to be filed by Nebula or Open Lending with the SEC. Some of the financial information and data contained in this Pr ese ntation, such as EBITDA and EBITDA Margin, has not been prepared in accordance with United States generally accepted accounti ng principles (“GAAP”). Nebula and Open Lending believe these non - GAAP measures of financial results provide useful information to management and invest ors regarding certain financial and business trends relating to Open Lending’s financial condition and results of operations. Ne bula’s management uses these non - GAAP measures to compare Open Lending’s performance to that of prior periods for trend analyses, for purposes of determining management incent ive compensation, and for budgeting and planning purposes. Nebula believes that the use of these non - GAAP financial measures provid es an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Open Lending’s financial measures with other similar comp ani es, many of which present similar non - GAAP financial measures to investors. Management of Nebula does not consider these non - GAA P measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that the y exclude significant expenses and income that are required by GAAP to be recorded in Open Lending’s financial statements. In ad dition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in conne ction with GAAP results. You should review Open Lending’s audited financial statements, which will be presented in Nebula’s preliminary proxy statement to be filed with th e SEC, and not rely on any single financial measure to evaluate Open Lending’s business. Participants in the Solicitation: Nebula and Open Lending and their respective directors and certain of their respective exec uti ve officers may be considered participants in the solicitation of proxies with respect to the Potential Business Combination und er the rules of the SEC. Information about the directors and executive officers of Nebula is set forth in its Annual Report on Form 10 - K for the fiscal year ended December 31, 2019. Additio nal information regarding the participants in the proxy solicitations and a description of their direct and indirect interest s, by security holdings or otherwise, will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained f ree of charge from the sources indicated above. Disclaimer

3 Table of Contents

4 Forecast Revision Public Market Comparables Appendix

5 Compelling Investment Thesis Intact ▪ Visionary management team with deep domain expertise, selectively growing already strong team ▪ Large financial commitment to transaction even more relevant today Experienced Management Team 5 ▪ Expanding and underserved market opportunity with strong secular drivers with <1% share (1) ▪ Opportunity to accelerate market share gains as credit unions prove resilience ▪ Currently ~$250bn underlying market with current solution; expanding market as consumers enter near prime Substantial Market Opportunity 1 ▪ 53% 2019A to 2021E Cert CAGR, $125 - 168m 2021E EBITDA , 69.9% 2019 EBITDA (4) margin ▪ Base of 300+ (5) lenders with 100%+ net retention (6) Compelling Financial Profile 6 ▪ ~$1,161 revenue per loan on Lenders Protection Program (2) without taking any balance sheet risk (3) ▪ Considerable barriers to entry; 15+ years of proprietary data and 5 - second underwriting decisions ▪ Lack of consumer acquisition and distribution costs increasingly relevant Attractive Business Model 2 ▪ New customer growth and penetration expected to outweigh impact of slower economic growth ▪ Near - term drivers of attainable growth, guidance does not reflect potential OEM upside Significant Growth Opportunities 3 ▪ Lending partners offer low cost solution in a large market, business model with no loss exposure ▪ Compelling solution for lenders seeking to mitigate risk during uncertain market conditions ▪ Historically recessions have seen a net increase in near prime consumers, increasing the addressable market Resilient Model Through Cycles 4 (1) Based on $1.76bn loans facilitated in 2019, out of underlying TAM of $250bn of annual near - prime auto lending. (2) The Lenders Protection Program (which we commonly refer to as “Lenders Protection”) , prior to impacts of COVID or other temp ora ry adjustments (3) Based on ~$23k average loan amount, consistent with Open Lending enabling loans. Represents illustrative unit economics for c red it union and bank customers based on 2019, adjusted for COVID rate changes. See further detail on slide 22 (4) EBITDA reconciliation of net income to consolidated adjusted EBITDA on page 34 (5) Financial institutions are defined as banks, credit unions, and OEM Captives. Active institutions defined as those with at le ast 4 LTM certs. (6) Based on net retention over last 4 years, where each year had over 100% net retention

6 Open Lending Q1 Update ▪ Record quarterly cert (1) originations of ~28k certs in Q1 2020, representing 65% YoY growth ▪ In mid - March Open Lending successfully raised $170mm in debt financing Q1 Ahead of Plan Swift Response to Challenged Economic Environment Open Lending and Partners Strongly Positioned Revised Guidance ▪ Implemented changes to underwriting model – largely took effect by April 1 ▪ Tightened underwriting standards and increased premiums (2) ▪ Enhanced focus on Refinance Program to drive additional cert volume ▪ Credit union and bank lenders are well capitalized and expected to have ample liquidity ▪ Insurers modestly impacted relative to other industries and anticipating profitability through 2020 ▪ Increase in near - prime borrowers and greater demand for default insurance during the last recession could indicate increased demand for lenders protection to come ▪ Open Lending’s focus on the used car market and low - cost of capital lending partners is a key competitive advantage that is more relevant than ever ▪ 2020 Guidance: $89M - $108M Revenue ((4%) to 17% YoY Growth); $54M - $70M EBITDA (60% to 65% EBITDA margins) ▪ 2021 Guidance: $184M - $234M Revenue (87% to 137% YoY Growth) (3) ; $125M - $168M EBITDA (68% to 72% EBITDA margins) (1) Cert defined as certified loan that Open Lending originates (2) Premium increase via model change involving vehicle values that results effectively results in higher premiums (3) YoY growth based on mid - point of 2020 guidance range

7 16,945 28,024 Q1 19 Q1 20 Strong Q1 2020 Certs Exceeded Budget Certs Originated (1) 14 lenders launched in Q1 2019; growth is measured on a quarterly basis (2) Lenders closed in Q4 2019 and Q1 2020 that have signed ▪ Cert growth driven by OEM Captives and new credit union and bank lenders ▪ OEM captive lenders continued to expand Lenders Protection to new dealers ▪ Launched 2 nd phase of existing OEM captive lender, go - live in branded used car OEM dealership channel ▪ 17 new lenders went live in the quarter (21% YoY growth) (1) ▪ 20 new lenders have signed but are not yet implemented (2) , representing 16,000+ annual cert opportunity once fully onboarded ▪ Strong pipeline of new credit union, bank, and OEM captive opportunities Commentary Strong Q1 2020 certs exceeded budget +65% YoY Growth

8 Multi - Pronged Response to Covid - 19 Working with Our Partners Underwriting Changes Strategy ▪ Insurance partners have allowed 90 - day payment deferrals upon request from our lending partners ▪ Lenders are providing accommodations to allow consumers to stay current on their loans, including suspending involuntary repossessions during stay in place orders ▪ Despite environment, credit unions continue to lend broadly, helping to fulfill the needs of their communities ▪ Refinements have generally yielded increased profitability across the loan book for insurers ▪ We expect our unit economics to improve by 7%+ (3) , even accounting for the impact of increased economics stress. Increase driven by a combination of: ▪ Tightening underwriting standards ▪ Improved competitive dynamics ▪ Move towards higher value customers ▪ Tightened underwriting standards include: ▪ Increased premiums (1) ▪ Updating algorithms for changes in used vehicles values ▪ Revamped income verification thresholds and payment to income ratio ▪ Enhanced focused on direct lending and refinance channels ▪ Refinance applications have jumped by ~20% (2) ▪ Refinance is 100% virtual, with ease of customer access in reduced interaction environment ▪ Refinance applications are less risky when compared to indirect loans from dealerships ▪ Direct loans exhibit similarly strong performance characteristics as a result of deep customer relationships at the lender level (1) Via model change involving vehicle values that results effectively results in higher premiums (2) From March 2020 to April 2020 (3) Over period of economic stress when there is more risk that warrants increased in pricing

9 Recent Underwriting and Pricing Actions to Adapt to Economic Environment Underwriting refinements aim to ensure Lenders Protection is well positioned in a changing economic atmosphere Adjustment Reason for Mitigation Open Approval Window 45 days to 30 days Lower performance on loans closing within 30 - 45 day window Payment Deferrals Up to 90 days Allow customers to remain with vehicles and maximize lifetime payments Proof of Income Requirements for Refi Raising LP Score thresholds Mitigate fraud and/or attempts to refinance a vehicle loan with no job Payment to Income Ratios Reducing Maximum PTI Eligibility for certain lenders Increasing PTI surcharge pricing for certain lenders Past performance has indicated the higher the PTI the riskier the loan Vehicle Value Discount 95% of clean trade and wholesale values Stay ahead of the market trends Note: All changes don’t apply to all lenders

10 Refinance Opportunity for Near - Prime Borrowers to Lock - in Lower Rates ▪ Refinancing opportunity with near - prime consumers to allow them to lock in a lower rate ▪ Particularly in these times, helping the average consumer save money is important to us ▪ Refinance process can be completed 100% virtually ▪ Launched internal initiatives with sales and account management teams to market refinance program capabilities ▪ Our turnkey refinance program is unique value proposition for non - auto lenders ▪ Work with existing Open Lending marketing partners on specific marketing campaigns ▪ Servicing by third parties ▪ Fully turnkey for the lender ▪ Several existing lenders have launched new refinance programs ▪ 28 new opportunities in various stages and 12 new leads generated between March 1 st and April 30 th ▪ 46 Refinance lenders in the pipeline as of April 30 th Refinance Certified Loans Originated Summary Launching new refinance partners and marketing programs to continue to grow refinance certs 380 1,007 Apr. 2019 Apr. 2020 +160% YoY Growth

11 16,800 28,740 30,828 31,344 47,772 20,000+ 50,000+ (2) OEM Roll - Out and Account Performance Update (1) Based on 2020 actual results for Q1 and management estimates for the balance of 2020. (2) Based on management estimates for December 2020 ▪ OEM captive cert originations were strong in Q1, demonstrating tremendous growth prior to COVID - 19 ▪ In the first quarter, the lenders continued to expand use of Lenders Protection geographically and across businesses ▪ Early Phase 2 results showed signs that the OEM opportunity could be larger than previously anticipated ▪ March run - rate OEM certs exceeded previous full - year OEM cert guidance by more than 20,000 ▪ OEM Captive #1 expanded nationwide in mid - April while nearly doubling the number of dealer applications received from March to April ▪ OEM Captive #2 is withdrawing capital from near - prime lending that will likely result in lower certs over the coming months ▪ Multiple OEM opportunities in pipeline for launch as early as 2021 OEM Captive Certs (1) Key Commentary Phase 2: Additional Used Car Rollout Launched in branded used car OEM dealership channel ahead of plan Phase 3: New Car Rollout Active implementation efforts ongoing

12 Insurance Partner Remain Highly Engaged Partner Since 2017 Partner Since 2010 (1) Source: A.M. Best. (2) Based on CNA’s 2020 Q1 10 - Q company filing. (3) Based on AmTrust Q3 2018 10 - Q company filing (last recent publicly available disclosure). x Exclusive agreement through 2023 x Financial Strength Rating of “Excellent”; Outlook “Stable” (1) x $26bn of assets (3) x Exclusive agreement through 2023 x Financial Strength Rating of “Excellent”; Outlook “Stable” (1) x $58bn of assets (2) Line of Business Specialty - Management & Professional Liability Specialty - Warranty & Alternative Risks Commercial – Middle Market Top 3 Lines of Business by Revenue (2) Top 3 Lines of Business by Revenue (3) Line of Business Workers' compensation Warranty Commercial auto and liability, physical damage Significant appetite to expand remains unchanged

13 Lending Partner Sentiment in the Current Environment Lenders are more enthusiastic about Lenders Protection than ever and have exhibited resilience to market forces “Lenders Protection continues to be an important part of our risk mitigation strategy related to COVID19 but also to help alleviate some of the decrease in production we have seen from declining application volume in our overall auto lending programs” - Vice President of Lending, Top 5 Credit Union Customer, April 27 th , 2020 “Open Lending has been an integral part of our business model … we are now opening our lending channel focus with them through their Refinance Program” “The data analytics and expertise Open Lending has built over the past 19 years gives us greater confidence in our current lending strategy” - Vice President of Lending, Top 10 Credit Union Customer, April 21 st , 2020 “Through our experience with recessions… we’ve discovered that maintaining our level of lending services with trusted partners like Open Lending has given us the ability to be leaders in our communities during uncertain times” - Chief Lending Officer, Top 100 Credit Union Customer, April 27 th , 2020 Key Takeaways ▪ Even with the impacts of Covid - 19 many of our lending partners generally remain open for business ▪ Credit unions’ mandate to serve their communities has supported more resilient origination volumes, when compared to other channels ▪ Lenders Protection is an important risk mitigation strategy during uncertain times ▪ Lenders are selectively expanding the proportion of new loans covered by Lenders Protection “The team has been proactive during the pandemic and has provided my team with solutions to match these unprecedented times ” - Chief Lending Officer, Top 10 Credit Union Customer, April 29 th , 2020

14 Potential Growth Opportunity and Investment Upside ▪ Significant growth opportunity due to anticipated pent up demand and enhanced focus on private modes of transportation resulting from health concerns v Open Lending is primed for significant growth as economy reopens ▪ Macroeconomic instability combined with FICO 10’s rebalancing of credit scores could potentially enlarge the near - prime consumer universe, thereby potentially increasing the size of Open Lending’s total addressable market v ▪ Long - term business model and attractive value proposition to lending partners remains unchanged v ▪ Low rates and dealer incentives may cause lenders to seek higher yielding auto loans while taking steps to mitigate credit risk v ▪ Significant cert volume upside is still achievable with current OEM partners and new opportunities in the pipeline v Note: The statements provided on this slide represent the views of True Wind Capital Management , L.P. and are not to be unde rst ood as statements of fact

15 Business & Environment Update Public Market Comparables Appendix

16 Updated Guidance Range 2020E 2021E Prior Guidance (Jan ‘20) Revised Guidance - Low Revised Guidance - High Prior Guidance (Jan ‘20) (1) Revised Guidance - Low Revised Guidance - High Total Certs 142k 85k 101k n/a 161k 206k % Growth (2) 81% 8% 29% n/a 73% 122% Revenue ($mm) $158 $89 $108 $206 - 237 $184 $234 % Growth (2) 70% (4%) 17% 30 - 50% 87% 137% EBITDA ($mm) $109 $54 $70 $144 - 178 $125 $168 % Growth (2) 73% (17%) 8% n/a 102% 172% % Margin 68% 60% 65% 70 - 75% 68% 72% Operating Cash Flow (3) ($mm) n/a $34 $41 n/a $81 $111 (1) 2021E prior guidance implied from range of 30 - 50% YoY growth and 70 - 75% margins given at time of announcement (2) 2021 YoY growth based on mid - point of 2020 guidance range (3) Operating Cash Flow - > defined as EBITDA - Capex - increase in contract assets +/ - change of ASC 606 estimates adjustment

17 - 500 1,000 1,500 2,000 2,500 3,000 Feb 02 Feb 09 Feb 16 Feb 23 Mar 01 Mar 08 Mar 15 Mar 22 Mar 29 Apr 05 Apr 12 Apr 19 Apr 26 Signs of Cert Stabilization and Rebounding in Recent Weeks Weekly Cert Originations Feb 2 nd – May 2 nd Certs appeared to stabilize in recent weeks Note: Reduction in OEM volumes expected over coming months but expected to rebound Monthly Certs had increased ~50% due to new lenders, OEMs, and seasonality Weekly Certs have declined 59% from peak origination in early March before appearing to bottom out in Mid - April Certs have reached weekly minimum on 4/15 and have since started to slowly rise

18 Revised Certs Forecast # in 000 Monthly Certs 2020 Second half of the year forecasted to experience tempered rebound in cert volumes by year - end Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec - 2 4 6 8 10 12 14 16 Thousands Actuals Prior Guidance (Jan '20) High Low Total 2020 Certs % of Prior Guidance 142 k 100% 101 k 71% 85 k 60% ▪ Assumes initial state re - openings beginning in May / June ▪ Expectation of severe economic downturn through end of year ▪ Expectations that the world economies and markets stabilize in early 2021 ▪ High case differs in that it assumes quicker macro recovery and sooner OEM ramp - up vs. the low case Key Factors of Cert Volume Growth ▪ Pent - Up Demand: Consumers have been unable to go to the dealership ▪ Used Car Sales: Expected shift to used cars due to recessionary pressures and reduced new car production ▪ Lender Recovery: Our business is concentrated in lenders (2) that fared well during the last Financial Crisis and have capital to deploy ▪ Accelerated Pipeline: Robust lender pipeline that are pending launch and in advanced marketing stages Scenario Assumptions (1) (1) Scenario assumptions are consistent for high and low case unless specified in assumption (2) Open Lending’s lenders refer to credit unions

19 2020 / 2021 Certs Forecast Certs Forecast The second half of the year is forecasted to bring monthly cert volumes closer to the original 2020 budget by year - end 85,000 161,000 78,434 101,000 206,000 2019A 2020E 2021E

20 Cert Forecasts Assume Modest Additional Certs Over Current Run Rate (1) April run rate ~4,800 net of OEM 2 certs 32,779 38,400 13,755 84,934 April YTD April Runrate Through YE Additional Certs Above RR 2020 Low Case Cumulative Certs 32,779 71,179 84,934 84,934 32,779 38,400 29,682 100,861 April YTD April Runrate Through YE Additional Certs Above RR 2020 High Case Cumulative Certs 32,779 71,179 100,861 100,861 (1) Low Case High Case (1) Monthly Run rate Certs May Jun Jul Aug Sep Oct Nov Dec Low 46,496 50,116 56,359 66,379 80,832 96,672 107,025 120,385 High 52,470 57,155 64,461 85,575 110,584 133,860 153,076 158,203

21 Forecast Assumptions for Key Performance Parameters Stress adjustment factors are considered for profit share revenue from new loans, as well as to adjust the receivable associated with originations from prior to the current period Default Frequency Stress ▪ We assume that the market will begin to open in June and defaults / severity will be felt in August ▪ Increased default frequency is intended to reflect 2008 near prime experience; we assume that this will begin in July and peak for 3 months in August before normalizing Severity Stress ▪ We expect an additional loss severity adjustment incremental to default increase due to high repossessions and a drop in demand during an anticipated downturn through the end of the year ▪ We anticipate high repossessions partially as a result of the accumulation from several months where lenders were unable to repossess Prepayment Adjustments ▪ For the portfolio, we expect a slow down in prepayments for the insurer of 2020 as customers are going back to work and creating more certainty in their paycheck reliability ▪ For new vintages, we assume an additional 10% increase in prepayment rates that extends for the life of the loans due to higher interest rates associated with loans originated through the end of the year Premium (4) ▪ Due to Open Lending loss modeling assumptions implemented at the end of March 2020, we expect that premium rates on new vintages from April 2020 onward will be effectively 15% higher ▪ We anticipate that a 15% higher premium will correlate to a ~75 bps increase in interest rate to the consumer Summary Forecast Adjustment Factors (1) Base severity adjustment of 2.5% (2) Stresses starts at month 4 (Q2 2020) – month 4 correlates to April 2020 (3) Note for vintages through 2020, prepayment increase modeled to last to term due to higher contract rate to the consumer (4) Applicable to loans originated in these months over the lifetime of the loan; premium increase declines linearly through the yea r; via model change involving vehicle values that results effectively results in higher premiums (5) Via model change involving vehicle values that results effectively results in higher premiums Month (2) Prepay Stress (%) (3) Default Frequency Stress (%) Severity Stress (%) (1) Effective Premium Increase (%) (4)(5) April 2020 0% 0% 0% 15% May 2020 0% 0% 0% 15% June 2020 - 15% 0% 0% 15% July 2020 - 15% 25% 33% 15% August 2020 - 15% 35% 33% 15% September 2020 0% 35% 33% 15% October 2020 0% 35% 28% 15% November 2020 0% 30% 23% 15% December 2020 0% 25% 18% 15% January 2021 10% 20% 13% 13% February 2021 10% 15% 8% 12% March 2021 10% 10% 0% 10%

22 Without Premium Increase With Premium Increase (1) Revenue Stream Unadjusted Unit Economics COVID Adjusted Unit Economics % Change COVID Adjusted Unit Economics % Change Program Fee ~$470 ~$470 - ~$470 - Administration Fee ~$65 ~$65 - ~$65 - Insurance Profit Share $626 $522 (16.5%) $714 14.1% Total ~$1,161 ~$1,057 (8.9%) ~$1,249 7.6% Note: COVID adjusted unit economics based on Q2 2020 loan characteristics and weighted on high cert case in Q2 2020 (1) Via model change involving vehicle values that results effectively results in higher premiums (2) Represents total expected unit economics over the average loan lifetime Impact of COVID Rate Changes on Revenue Streams Summary ▪ Figures are based on Q2 2020 unit economics ▪ Includes a period of stress beginning in Q2 2020 with reversion to a normalized economic environment for the remainder of the loan term ▪ Unit economics for new loans are expected to increase, driven by insurance revenue streams that benefit from recent modeling updates implemented throughout the loan term ▪ Initially unit economics drop significantly due to the economics stress environment, but that allows premiums to be increased (1) ▪ No adjustments to program fee due to COVID ▪ Higher loss frequency and severity anticipated result in increase in loss activity; recent changes to risk modeling more than offset reductions from loss activity ▪ ~$12mm ASC 606 change in estimate taken in Q1 2020; change in estimates implemented due to change in economic conditions resulting in adjusted expected cash flows from historical vintages Unit Economics By Revenue Stream (2)

23 Note: COVID adjustments based on Q2 2020 cert weightings and high cert case unit economics (1) Fee based on a % of premium and is contractual (2) Loss ratio is based on Management estimates for 2019E using performance curves based on June - December 2018 actual loan experienc e (3) Premium increase via model change involving vehicle values that results effectively results in higher premiums (4) Earned premium only slightly lower than base case due to lower prepayments expected on loans leading to slightly more premium s o ver the life of the loan Insurance Underwriting Profit Components Over Loan Lifetime Item % of Premium Unit Economics % Change to Historical Unadjusted Unit Economics for COVID Stress or Premium COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (3) Unadjusted Unit Economics for COVID Stress or Premium COVID Stress Scenario w/o Premium Increase (4) COVID Stress Scenario w/ Premium Increase (3) COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (3) Earned Premium - - $ 2,158 $ 2,150 $ 2,453 (0%) 14% ( - ) Incurred Losses 48% (2) 54% 48% $ 1,030 $ 1,167 $ 1,167 13% 13% ( - ) Brokerage Fee (1) 1% 1% 1% $ 22 $ 22 $ 25 (0%) 14% ( - ) Admin Fee (1) 3% 3% 3% $ 65 $ 65 $ 74 (0%) 14% ( - ) Carrier Fee (1) 8% 8% 8% $ 173 $ 172 $ 196 (0%) 14% Underwriting Profit 40% 34% 40% $ 868 $ 724 $ 991 (17%) 14% Illustrative Underwriting Profit Economics and Profitability Indicates Modeled Loss Ratio – CY2019 Calendar Year Actual Loss Ratio ~43%

24 Insurer Unit Economics Over Loan Lifetime Item % of Premium Unit Economics % Change to Historical Unadjusted Unit Economics for COVID Stress or Premium COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (1) Unadjusted Unit Economics for COVID Stress or Premium COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (1) Share of Underwriting Profit 7% 6% 7% $ 156 $ 131 $ 178 (17%) 14% Carrier Fee 8% 8% 8% $ 173 $ 172 $ 196 (0%) 14% Total Insurer Profit 15% 14% 15% $ 329 $ 303 $ 374 (8%) 14% Insurance Underwriting Profit Share Breakdown Over Loan Lifetime Item Unit Economics Share % Change to Historical Unadjusted Unit Economics for COVID Stress or Premium COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (1) COVID Stress Scenario w/o Premium Increase COVID Stress Scenario w/ Premium Increase (1) Retained by Carrier $ 156 $ 131 $ 178 18% (17%) 14% Open Lending $ 626 $ 522 $ 714 72% (17%) 14% Third Parties $ 87 $ 73 $ 99 10% (17%) 14% Note: COVID adjustments based on Q2 2020 cert weightings and high cert case unit economics (1) Premium increase via model change involving vehicle values that results effectively results in higher premiums Illustrative Insurer Economics and Profitability

25 Business & Environment Update Forecast Update Appendix

26 Publicly Traded Comparable Companies Overview High Growth FinTech 2.5% 37.6% 17.0x 21.3x x Risk analytics businesses that leverage unique datasets x Mix of recurring transaction - based revenue and subscription - based revenue  Lower growth profile ’19E - ’21E Revenue CAGR 2020E EBITDA Margin EV / 2021E EBITDA EV / 2021E EBITDA - Capex Key considerations on comparability to Open Lending Relevance 4.6% 46.5% 20.6x 24.3x x Deeply embedded into workflow of FIs that enable lenders to provide services at lower costs and higher efficiency  Mainly subscription - based revenue model  Lower growth profile 3.0% 43.0% 13.7x 14.1x x Mainly recurring transaction - based revenue model x Select players provide services to near - prime borrowers with similar end market exposure (auto)  No provider that offers similar growth and margin profile  High growth providers take some measure of balance sheet risk 16.5% 27.4% 33.7x NA x Models may include contingent commissions based on underwriting results x Revenue tied to placement of insurance and insurance services  Profit share a smaller share of revenue than Open Lending  Do not enjoy the same barriers to entry 20.3% 37.1% 51.4x 58.8x x Similar high, sustainable growth financial profile x Large TAM that is underserved by current providers  Mostly horizontal - focused plays with select vertical focus Insurance Brokers Payments & Transaction Services Banking Software Information Services & Risk Analytics Selected peers Market data as of May 2020. Key metrics denote medians. “2021” multiples for Greensky at IPO represent FY2020 multiples base d o n IPO estimates. Source: FactSet, company filings.

27 Company Core Business Info Services & Risk Analytics Info Services & Risk Analytics Info Services & Risk Analytics Banking Software Banking Software ‘19 - ’21 Revenue CAGR 6% 2% 1% 3% 5% EBITDA Margin ’21 48% 33% 40% 49% 33% Op. CF Conversion ’20 83% 77% 81% 81% NA Business Mix / Key Verticals • Retail banking • SMBs • Corporate banking • Wealth management • Capital markets • Insurance • Healthcare • Government / public sector • Manufacturing / utilities • Retail • Commercial loans Revenue M ix Additional Considerations x Subscription - based revenue providing resiliency x Core P&C customers expected to be fairly well insulated x Further diversification opportunities in new verticals x Best - in - class EBITDA margin x Data mission - critical for clients, serving as a key part of clients’ decisioning workflow x Track - record of resilient performance during crisis (only 6% revenue decline in 2009) x Mission - critical data similar to EFX, but with better track record and LT growth avenues (verticals, products and geo) x Impact on business expected to mainly be focused on 2020 with no medium or long term impact x 43% of revenue is recurring in nature (SaaS and maintenance ) x Long - term structural growth drivers remain strong (modernization of banking software) x Flexible cost base helps to protect margins x Subscription - based revenue providing resiliency. In addition ~80% of revenue is recurring in nature x Strong industry fundamentals x Best in class cash conversion x Sells predominantly to credit unions Consumer lending 18% Mortgage 13% Auto 11% Credit cards and payments 11% Insurance 11% Healthcare 12% Emerging verticals 24% Financial 24% Telco 4% Commercial 3% Consumer 6% Mortgage 20% Retail 3% Auto 7% Government 7% Corporate 9% Resellers 6% Other 11% Increased / Decreased Relevance of Select Comps in a Post - COVID World Higher Comparability 81% 19% Insurance 71% Energy and specialized markets 22% Financial services 7% ~ 20% ~ 80% ~ 20% ~ 80% Market data as of May 2020. Source: FactSet, company filings. 47% 53% ~43% ~57% Subscription - based / contracted Transactional / non - contracted

28 Company Core Business Banking Software Payments for Consumer Lending Corporate Payments Corporate Payments Home Improvement Loans ‘19 - ’21 Revenue CAGR 5% 31% 1% 3% (5%) EBITDA Margin ’21 49% 45% 44% 58% 27% Op. CF Conversion ’20 83% 100% 86% 95% 94% Business Mix / Key Verticals • Mortgage loans • Consumer loans • Real estate • Capital markets • Personal loans • Automotive loans • Receivables management • Business - to - business • Home improvement (core business) (a) • Elective healthcare Revenue M ix Additional Considerations x Accelerated penetration of digital solutions facilitating contactless mortgage origination processes x Rate reduction created more than 14m rate refinance eligible homeowners x Servicing business based on loans outstanding, and therefore less volatile x Digitization of payments expected to accelerate - shift away from cash / checks to ecommerce / credit / debit x Meaningful portion of business is non - discretionary, which should provide resiliency x Large and underpenetrated TAM x De - SPAC transaction  Exposed to fuel and travel  Customer concentration in Travel segment  High leverage (3.2x (c) )  Financing needs related to pending eNett acquisition, totaling $1.1bn in additional debt  Exposed to fuel but with more diversified business vs WEX x Limited exposure to travel x Tolls business mainly subscription - based x Lodging mainly related to non - discretionary expenses  Affected by pending lawsuit  Exposure to pro - cyclical vertical (home improvements)  Credit quality deterioration  More cautious approach from bank partners affecting origination  Risk on closing of $6bn funding arrangement Limited / No Comparability Fleet 60% Travel and Corporate 21% Health and Employee Benefits 19% Fuel 44% Corporate payments 20% Tolls 13% Lodging 8% Gift 7% Other 8% 11% 89% 100% Higher Comparability 100% Market data as of May 2020. Revenue breakdown by vertical not available. However in the 10 - K the company indicates “our home improvement vertical is a signi ficant contributor to our overall revenue” Subscription - based revenue represents software and hosting solutions revenue Based on latest reported net debt over updated (last 3 weeks) 2020 EBITDA estimate Source: FactSet, company filings. 12% 88% 76% 24% (b) Increased / Decreased Relevance of Select Comps in a Post - COVID World Subscription - based / contracted Transactional / non - contracted

29 Publicly Traded Comparable Companies – Operational Benchmarking Market data as of May 2020. Key metrics denote medians. “2020” and “2021” multiples, margins, and Operating Cash Flow convers ion for Greensky at IPO represent FY2019 and FY2020 multiples based on estimates following IPO. Source: FactSet, company filings. $bn EV/EBITDA EV/ (EBITDA-Capex) EBITDA CAGR FCF conversion Gross margin EBITDA margin Share price Market cap ($bn) EV ($bn) 2020E 2021E 2020E 2021E '19E-21E 2020E 2021E 2020E 2021E 2020E 2021E Information Services & Risk Analytics Verisk Analytics 153.45 25.6 28.7 22.6 20.4 28.4 24.5 7.2% 79.7% 83.2% 64.3% 64.5% 46.2% 48.4% Equifax 137.89 16.9 20.1 18.5 16.5 26.1 21.3 1.8% 70.9% 77.4% 56.4% 58.8% 30.3% 33.1% TransUnion 77.04 14.9 18.3 19.2 17.0 24.2 21.1 0.7% 79.6% 80.7% 67.4% 70.0% 37.6% 39.8% Median 19.2x 17.0x 26.1x 21.3x 1.8% 79.6% 80.7% 64.3% 64.5% 37.6% 39.8% Banking Software Temenos 130.14 9.5 10.5 24.6 21.0 31.0 25.9 12.5% 79.4% 81.1% 85.8% 87.3% 46.5% 48.5% Jack Henry 158.50 12.2 12.1 22.5 20.6 24.5 NA 6.0% 91.7% NA 42.1% 43.3% 32.0% 33.0% Black Knight 69.73 10.6 11.8 20.3 18.8 24.8 22.7 3.9% 81.9% 82.8% 39.1% 38.3% 49.8% 48.8% Median 22.5x 20.6x 24.8x 24.3x 6.0% 81.9% 81.9% 42.1% 43.3% 46.5% 48.5% Payments & Transaction Services FleetCor Technologies 232.83 20.6 23.4 16.1 14.3 17.1 15.0 4.2% 94.7% 95.1% 91.8% 91.6% 57.1% 58.2% Credit Acceptance Corporation 301.80 5.6 10.0 NA NA NA NA NA NA NA NA NA NA NA WEX 127.20 5.6 7.9 11.8 10.3 13.8 12.0 3.0% 85.3% 85.9% 62.9% 60.0% 42.6% 43.6% GreenSky 4.29 0.8 0.9 8.7 7.0 9.4 7.5 (11.1%) 92.4% 93.8% 86.3% 63.7% 30.9% 27.2% GreenSky at IPO 24.24 4.6 4.4 17.0 13.7 17.5 14.1 21.8% NA 97.5% 63.5% 61.3% 45.1% 44.8% Repay Holdings 17.46 1.1 1.5 22.8 18.3 23.0 18.3 30.0% 99.0% 99.7% 77.0% 75.4% 43.4% 44.9% Median 16.1x 13.7x 17.1x 14.1x 4.2% 93.5% 95.1% 77.0% 63.7% 43.4% 44.8% Insurance Brokers Brown & Brown 35.06 9.9 11.3 15.4 14.7 NA NA 3.2% NA NA NA NA 29.9% 29.7% Erie Indemnity 172.44 9.1 8.8 NA NA NA NA NA NA NA NA NA NA NA Goosehead 57.46 2.2 2.2 86.1 52.6 NA NA 53.7% NA NA NA NA 24.9% 32.0% Median 50.7x 33.7x NA NA NA NA NA NA NA 27.4% 30.8% High Growth FinTech Square 63.00 29.9 29.2 81.3 50.7 NM 60.9 17.6% 79.4% 83.2% 87.8% 90.1% 15.7% 18.9% Adyen 987.08 30.0 28.1 77.2 52.1 84.2 56.7 32.5% 91.7% 91.8% NM NM 58.5% 63.4% Median 79.3x 51.4x 84.2x 58.8x 25.0% 85.6% 87.5% 87.8% 90.1% 37.1% 41.1% Overall Median 20.3x 18.3x 24.3x 21.2x 6.0% 83.6% 84.6% 65.8% 64.1% 42.6% 43.6% Overall Min 8.7x 7.0x 9.4x 7.5x (11.1%) 70.9% 77.4% 39.1% 38.3% 15.7% 18.9% Overall Max 86.1x 52.6x 84.2x 60.9x 53.7% 99.0% 99.7% 91.8% 91.6% 58.5% 63.4%

30 60.9x 56.7x 24.5x 21.3x 21.1x 25.9x NA 22.7x 15.0x NA 12.0x 7.5x 14.1x 18.3x NA NA NA 50.7x 52.1x 20.4x 16.5x 17.0x 21.0x 20.6x 18.8x 14.3x NA 10.3x 7.0x 13.7x 18.3x 14.7x NA 52.6x 1.5x 1.4x 3.4x 5.8x 2.5x 1.7x 3.6x 1.9x 1.3x NA 0.9x 0.2x 0.7x 0.9x 3.0x NA 1.9x Publicly Traded Comparable Companies - Valuation Benchmarking EV / 2021E EBITDA EV / (2021E EBITDA – Capex) At IPO Growth Adjusted EV / 2021E EBITDA (1) Verisk Analytics TransUnion Equifax Temenos Jack Henry Black Knight FleetCor Technologies WEX Brown & Brown Erie Indemnity Goosehead Square Adyen R² = 0.8831 0.0x 10.0x 20.0x 30.0x 40.0x 50.0x 60.0x 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% EV / 2020E EBITDA 2019E - 2021E Revenue growth High Growth FinTech Information Services & Risk Analytics Banking Software Payments & Transaction Services Insurance Brokers Comparables Median: 18.3x Comparables Median: 21.2x Comparables Median: 1.7x Market data as of May 2020. GreenSky at IPO represents valuation at June 2018. “2021” multiples for Greensky at IPO represen t F Y2020 multiples based on IPO estimates. EBITDA estimates reflective of estimates updated since mid - March 2020, or since earnings release where applicable. (1) Defined as EV / 2021E EBITDA over percentage Revenue growth 2020E - 2021E. Source: FactSet, company filings. At IPO At IPO

31 Verisk Analytics TransUnion Equifax Temenos Jack Henry Black Knight FleetCor Technologies WEX Brown & Brown Goosehead Square Adyen R² = 0.902 0x 10x 20x 30x 40x 50x 60x 70x 0% 5% 10% 15% 20% 25% 30% 35% EV / 2021E EBITDA 2019E - 2021E Revenue growth High Growth FinTech Information Services & Risk Analytics Banking Software Payments & Transaction Services Insurance Brokers Regression Analysis Shows Considerable Premium for Revenue Growth EV / 2021E EBITDA vs. 2019 - 2021E Revenue Growth Clear linear relationship between valuation and forward revenue growth Open Lending’s metrics are best - in - class relative to peer set Public markets pay a material premium for companies with 20%+ growth Market data as of May 2020. Excludes GSKY and RPAY as outliers, and CACC and ERIE for lack of estimates. For Open Lending, a ssu mes 2021 revenue growth of 40% and EBITDA margin of 72.5%, at midpoint of guidance. This Presentation includes our estimates of certain financial metrics had they been prepared in accordance with ASC 606 and a re based on our historical audited financials that have been prepared in accordance with ASC 605. Our actual financial metrics when prepared and audited in accordance with ASC 606 standards may differ from the fina nci al metrics included in this Presentation. Source: FactSet, company filings.

32 Additional Financial Information

33 Open Lending has a significant covenant cushion Leverage Ratio Relative to Maximum Covenant Levels Estimated Covenant Net Leverage as of Q1 2020 (1) Total Net Leverage Ratio allowable on or after June 30, 2020 to June 30, 2021 Preliminary Net Leverage Ratio Estimate Per Covenant 3.11x Relevant Covenant Maximum Ratio (1) 4.75x Difference between Current and Maximum Leverage Ratio 1.64x

34 EBITDA Reconciliation of Net Income to Consolidated Adjusted EBITDA $ in 000 For Year Ended December 31, 2019 Net Income $ 62,544 Less Non-GAAP adjustments: Interest Expense $ 322 Income taxes $ (30) Deprecation expense $ 105 Unit-based compensation $ 1,984 Total Adjustments $ 2,381 Adjusted EBITDA $ 64,925 Total Net Revenue $ 92,847 Adjusted EBITDA margin 69.9%

35 Recession Supplement

36 43.6 42.7 44.1 42.6 41.4 36.1 35.6 36.9 36.9 37.6 35.8 36.2 37.3 38.6 39.2 40.4 16.6 16.9 17.0 16.5 16.1 13.2 10.4 11.6 12.7 14.4 15.5 16.5 17.4 17.5 17.1 17.2 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Used Car Sales New Car Sales Source: Bureau of Economic Analysis, Automotive News, Liveaboutit.com (1) Used/New car sales data collective from https://ww.autonews.com/used - casrs/6 - used - vehicle - trends - weatch - 2019 , https://www.liveabout.com/used - car - sales - figures - 3308387?print Annual used vehicle sales remained relatively stable during the last recession, used declined by 11%, new by 25%+; the used c ar market performs well, particularly in contrast to the new car market, which is more exposed to economic cycles (All figures in mm) Represents Economic Recession “Used vehicle sales at franchised dealerships have also increased six consecutive years, according to NADA. The percentage in cre ases were much smaller than for new vehicles, but that is to be expected for a market that is much more stable over the economic c ycl e and that declined less than half as much as new vehicles during the recession.” - Manheim 2016 Used Car Market Report USED VEHICLE SALES IN THE U.S. (1) Resiliency of Consumers

37 80 90 100 110 120 130 140 150 Manheim Used Vehicle Value Manheim Used Vehicle Value Index Lenders’ Protection is designed around an important asset, the automobile, which has a liquid resale market used to payoff all or a majority of loan balances throughout the life of a loan Rapid recovery to higher values than prior to crisis Significant drop during height of the crisis Even in the worst financial crisis in decades, after the initial shock, used vehicle values recovered to above pre - crisis levels within a year Source: Manheim Residual Value for Used Cars

38 Diverse Borrower Base Across the United States (1) Certificates data as of 5/5/2020, representing currently open Lenders Protection loans Open Lending serves customers in all 50 states and is geographically diversified Distribution of Active Portfolio (1)

39 Underlying Modeling Detail

40 - 18% 14% 20% 27% 22% 15% 7% 0% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 COVID - 19 Adjusted Profit Share Unit Economics Cohort Insurance Profit Share Unit Economics Adjustments (1) (1) Q1 2020 unit economics includes stress effects before premium adjustment; Premium increase via model change involving vehicle va lues that results effectively results in higher premiums. Adjustment based on curves with stress variance from base through 2021 and then reverting back to unadjusted for 2021 forecas ts throughout 2021. Premium increase via model change involving vehicle values that results effectively results in higher premiums . Unadjusted unit economics based on management forecast for 2020 weighted by high forecasted cert case by quarter. While COVID - 19 is expected to negatively affect unit economics at the onset, increased premiums are implemented, driving unit economics higher, relaxing to pre - COVID unit economics throughout 2021 Reduction as a result of increase to forecasted default frequency and severity through 2020 and 2021 Model adjustments that effectively increased premium were not implemented broadly until start of April Forecasted model adjustments in full effect through 2020 Increasing profit share unit economics due to waning of COVID - 19 induced impact to default frequency and severity Forecasted model reflects a reversion of profit share unit economics back to PRE - COVID - 19 state While default frequency and severity begins to normalize, model changes that impacted premium are also assumed to revert back to pre - COVID levels

41 0% 5% 10% 15% 20% 25% 30% Default Frequency Unadjusted Default Frequency Forecasted Scenario Downturn Impact on Monthly Calendar Metrics Loss Ratio (3) Severity Impact ($) (2) Default Frequency Per Earned Contract (1) 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Loss Cost Unadjusted Loss Cost Forecasted $ 5,000 $ 5,500 $ 6,000 $ 6,500 $ 7,000 $ 7,500 $ 8,000 $ 8,500 Average Loss Unadjusted Average Loss Forecasted Note: Charts above are based entirely on severity forecast projections conducted by third - party consultants with input from Ope n Lending Management. (1) Default Frequency = Number of Defaults / Earned Contract Count. Earned Contract Count represents the sum of the default expos ure of all active contracts in the calendar month. Default exposure is not proportional to time and is allocated based on historic patterns. (2) Severity represents insured loss per defaulted loan. (3) Loss Ratio = Earned Premium Per Loan / Losses Per Loan, based on calendar month.

42 OLD / GRAVEYARD

43 [Default Rate vs. Unemployment Rate] To confirm whether possible / what to show 4.4 50.0% 78.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 0.0 1.0 2.0 3.0 4.0 5.0 2018-01-01 2018-04-01 2018-07-01 2018-10-01 2019-01-01 2019-04-01 2019-07-01 2019-10-01 2020-01-01 2020-04-01 2020-07-01 2020-10-01 2021-01-01 2021-04-01 2021-07-01 2021-10-01 2022-01-01 2022-04-01 Covid Crisis, Current Umemployment Rate OL Loss Ratio OL Projected Loss Ratio 9.4% 50.0% 80.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2006-11-01 2007-03-01 2007-07-01 2007-11-01 2008-03-01 2008-07-01 2008-11-01 2009-03-01 2009-07-01 2009-11-01 2010-03-01 2010-07-01 2010-11-01 2011-03-01 Great Financial Crisis Umemployment Rate OL Loss Ratio Supporting data requested from OL team. Format to be revised Graveyard

44 Strong Performance During the Great Recession Change tag line Accident Year Loss Ratio Evaluated in 2012 2006 2007 2008 2009 Lenders Protection did not initially have attractive underwriting margins; this only came with development of Open Lending’s risk decisioning analytics and the proprietary loan data Open Lending accumulated over time Note: Ultimate Loss Ratio is based on the calendar year loss ratio booked in that year that includes paid losses and reserve est imates, evaluated at March 2012 Graveyard

45 5.8% 10.1% 7.7% 5.8% 8.4% 8.3% (4.0%) 11.3% 9.4% 7.5% 2008 2009 2010 2011 2012 Credit Unions Banks Deposits – YoY Growth Rates 13.1% 1.1% (0.7%) 3.9% 5.1% 0.6% (15.7%) 13.7% 10.3% 4.1% 2008 2009 2010 2011 2012 Credit Unions Banks Net Loans – YoY Growth Rates Credit unions can take advantage of broader weakness to grow in severe economic downturns Credit unions maintained lending volumes during the last downturn while banks’ volumes shrank in the heart of the crisis The top 25 credit unions grew deposits every year through the last crisis, while the top 25 banks lost deposits in the heart of the crisis Source: S&P CapitalIQ Resilience of Credit Unions TBD

46 Source: S&P Global Ratings U.S. Structured Finance 2017 "Despite unemployment reaching 10%, very few auto loan ABS were downgraded, none defaulted , and none of the subprime auto loan ABS transactions that we rated from 2007 – 2009 experienced losses exceeding our 'BBB' expected loss levels" Auto ABS Securitization performance in the last crisis illustrates the resilience of the asset class 0 5 10 15 20 25 30 35 40 45 0 5 10 15 20 25 30 35 BBB Projected Losses (%) Realized cumulative net loss (%) ABS Market: Sub - Prime: U.S. S&P Rated ABS Auto Loan Losses (2006 - 2008) Expected vs. Realized Resilience of Financing Market for the Auto Asset Class TBD

47 Insurer Loss Ratio Loss Ratio (1)(2)(3) Premium Effect on Loss Ratio (4) 0% 20% 40% 60% 80% 100% 120% 140% 0 6 12 18 24 30 36 42 48 54 60 66 72 Without Increase With Increase 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 0 6 12 18 24 30 36 42 48 54 60 66 72 Unadjusted Adjusted (1) Weighted average of Q1 2020 actual cert production (2) Month 0 modeled as January 2020 (3) January 2020 vintage (4) Q2 2020 vintage

48 Vintage Loss Curves Vintage Modeled Frequency Curve (1)(2) Vintage Modeled Severity Curve (1)(2) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 6 12 18 24 30 36 42 48 54 60 66 72 Unadjusted Adjusted 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 0 6 12 18 24 30 36 42 48 54 60 66 72 Unadjusted Adjusted (1) Weighted average of Q1 2020 actual cert production (2) Month 0 modeled as January 2020 To confirm data

49 8,450 8,325 9,455 10,000 10,807 11,631 12,453 12,977 13,922 14,558 14,655 14,574 8,448 8,583 10,994 4,888 4,372 4,763 5,372 7,131 9,215 11,155 12,756 13,184 3,875 4,176 4,697 5,532 6,736 8,056 8,919 10,032 3,502 3,765 4,259 4,631 5,023 6,358 7,441 8,418 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Budget Moderate Worse Severe Certs Volumes by Potential Length of Crisis - 2020 Owner – GPW, OL Execs & FTP Memo: Monthly % Variance to Budget Moderate 100.0% 103.1% 116.3% 48.9% 40.5% 41.0% 43.1% 55.0% 66.2% 76.6% 87.0% 90.5% Worse 100.0% 103.1% 116.3% 48.9% 35.9% 35.9% 37.7% 42.6% 48.4% 55.3% 60.9% 68.8% Severe 100.0% 103.1% 116.3% 48.9% 32.4% 32.4% 34.2% 35.7% 36.1% 43.7% 50.8% 57.8% Monthly Certs 8,450 16,775 26,230 36,230 47,037 58,668 71,121 84,098 98,020 112,578 127,234 141,808 8,448 17,031 28,025 32,913 37,285 42,048 47,420 54,551 63,766 74,921 87,678 100,861 36,787 40,964 45,660 51,192 57,928 65,984 74,902 84,934 36,414 40,179 44,438 49,069 54,093 60,451 67,892 76,310 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cum Budget Cum Moderate Cum Worse Cum Severe Memo: Monthly % Variance to Budget Moderate 100.0% 101.5% 106.8% 90.8% 79.3% 71.7% 66.7% 64.9% 65.1% 66.6% 68.9% 71.1% Worse 100.0% 101.5% 106.8% 90.8% 78.2% 69.8% 64.2% 60.9% 59.1% 58.6% 58.9% 59.9% Severe 100.0% 101.5% 106.8% 90.8% 77.4% 68.5% 62.5% 58.3% 55.2% 53.7% 53.4% 53.8% Cumulative Monthly Certs

50 14,502 29,439 44,824 60,671 76,993 93,805 111,121 128,956 147,327 166,249 185,738 205,812 11,427 23,426 36,025 49,253 63,143 77,728 93,041 109,121 126,004 143,732 162,346 181,890 9,554 19,680 30,415 41,793 53,854 66,639 80,191 94,556 109,783 125,923 143,032 161,167 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cum Moderate Cum Worse Cum Severe 14,502 14,937 15,385 15,847 16,322 16,812 17,316 17,836 18,371 18,922 19,489 20,074 11,427 11,999 12,599 13,229 13,890 14,584 15,314 16,079 16,883 17,728 18,614 19,545 9,554 10,127 10,734 11,378 12,061 12,785 13,552 14,365 15,227 16,140 17,109 18,135 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Moderate Worse Severe Certs Volumes by Potential Length of Crisis - 2021 Owner – GPW, OL Execs & FTP Monthly Certs Cumulative Monthly Certs FT to Reformat

51 Dec - 20 Run - Rate Certs 2021 Cert Projections Certs Volumes by Potential Length of Crisis - 2021 Owner – GPW, OL Execs & FTP FT to Reformat 174.9 158.2 120.4 101.4 Budget Moderate Worse Severe 205.8 181.9 161.2 Moderate Worse Severe % Relative to Budget 100% 90% 69% 58% % Growth 104% 114% 111% % Growth Relative to Budget 45% 28% 14% # in 000 # in 000

52 Open Lending Resiliency to an Economic Downturn Consumers 1. Underwriting changes implemented in March that improves credit quality of new originations and results in [15%] higher premium 2. Benefit from higher expected profitability on loans originated today 3. Estimates are far below level for insurers to reach an annual underwriting loss 4. Lower prepayments acts to increase profitability Strong demand for auto loans from near - prime consumers expected in the second half of the year Insurers Lenders Insurers remain profitable and poised to benefit from higher insurance profitability Stable Credit Union deposit base and higher demand for insurance 1. Realize benefits from Lenders Protection – 90% of lenders hit their return targets through the financial crisis 2. Credit Unions are far more resilient than other lenders, seeing deposit bases grow and growing loan portfolios in the last recession 3. Assets without credit risk become more attractive given risk aversion post - recession 1. Auto sales expected to rebound towards second half of year 2. Auto financing is still needed and fewer financing options are available, particularly for near - prime 3. More consumers are in near - prime Move to Graveyard

53 2020 Sensitivities Run-Rate Certs End of Shelter-in-Place Date End of Shelter-in-Place Date ### Certs ### Certs ### Certs ##/##/2020 ##/##/2020 ##/##/2020 ##/##/2020 ##/##/2020 ##/##/2020 ##% ## ## ## ##% ## ## ## ## ## ## ## ##% ## ## ## ##% ## ## ## ## ## ## ## ##% ## ## ## ##% ## ## ## ## ## ## ## Default Rate Default Rate Run-Rate Certs To discuss if needed with single case or other approach

54 Insurance Profit Share True - up 20% 30% 40% 50% 2016 2017 2018 2019 (1) Includes all prior cohorts (1) Unadjusted Adjusted $100 $100 $100 $100 $100 $100 $100 $100 Ultimate Loss Ratio Receivable True - Up Insurer Profit [Placeholder] Unadjusted Adjusted $100 $100 $100 $100 $100 $100 $100 $100 Unadjusted Adjusted $100 $100 $100 $100 $100 $100 $100 $100

55 Projected Certs Volume in 2021 # in 000 Monthly Certs 2021 TBD Key Factors of Cert Volume Growth Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 6 8 10 12 14 16 18 20 22 Thousands High Low Total 2022 Certs % of Guidance Midpoint 205.8k 104% 161.2k 81% ▪ Additional CU & Banks: TBD ▪ Additional OEMS: TBD Scenario Assumptions ▪ Expectations that the world economies and markets fully stabilize in early 2021 ▪ Assumes origination volume stabilizes in the beginning of the year and slowly ramps up throughout the remainder of the year Original Guidance 184 - 213k